SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): OCTOBER 16, 1996



                  Healthcare Services Group, Inc.
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    (Exact name of registrant as specified in its charter)


    Pennsylvania                 0-12015           23-2018365
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


     2643 Huntingdon Pike, Huntingdon Valley, Pennsylvania 19006
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          (Address of principal executive offices)


Registrant's telephone number, including area code: (215) 938-1661


                             N/A
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   (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

                  On October 16, 1996 a final judgment, upon consent, was entered in the United States District Court for the Eastern District of Pennsylvania (96 Civ. 6464) based on a complaint filed by the Securities and Exchange Commission against the Registrant, two of its executive officers (and directors) and one former officer, without admission or denial of the allegations of the complaint by any parties. A copy of such final judgment and related consents relating to the Registrant and such current executive officers are annexed hereto and incorporated by reference as Exhibit 99(1) to this Report. The action had alleged violations of the certain Federal Securities laws, including anti-fraud, reporting, internal controls and books and records provisions thereof by the Registrant and such officers. The claims included alleged violations of Section 10b of the Exchange Act, Rule 10b-5 thereunder,
Section 13a of the Exchange Act and Rules 13a-1, 13a-13 and 12b-20.

         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         EXHIBIT NO.                                EXHIBITS

           99(1) Final Judgment entered on October 16, 1996 in United States District Court for the Eastern District of Pennsylvania and related filings.



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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HEALTHCARE SERVICES GROUP, INC.



Dated: October 21, 1996                 By: /s/ Richard W. Hudson
                                            ------------------------------
                                        Name:   Richard W. Hudson
                                        Title:  Vice President-Finance
                                                and Secretary (Principal
                                                Accounting Officer)


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